UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 16, 2007

First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39090
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (662) 289-5121

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    On October 10, 2007, the Board of Directors of M & F Bank appointed Steven L. Upchurch to serve as Executive Vice President and Retail Credit Officer and also appointed G. C. Kinney, III to serve as Executive Vice President and Chief Deposit Officer. On October 12, 2007 First M&F Corporation issued two press releases related to the officer appointments. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

    (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 12, 2007 announcing Steven L. Upchurch promotion
99.2	Press Release dated October 12, 2007 announcing G. C. Kinney promotion

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2007
FIRST M & F CORPORATION

Robert C. Thompson, III
Name: Robert C. Thompson, III
Title: VP - Accounting Policy & Financial Reporting

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated October 12, 2007
99.2	Press Release dated October 12, 2007